______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  March 12, 1996


          GREENWICH CAPITAL ACCEPTANCE, INC., as depositor under a certain Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of Greenwich Capital Acceptance, Inc. Mortgage Pass-Through Certificates, Series 1996-CHL1


                   GREENWICH CAPITAL ACCEPTANCE, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 33-80740            61199884
----------------------------     -----------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the October 25, 1996 Distribution Date, pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement") among Greenwich Capital Acceptance, Inc. (the "Registrant"), as depositor, Countrywide Home Loans, Inc., as seller and servicer, and The Bank of New York, as trustee (the "Series 1996-CHL1 Trustee") of the Greenwich Capital Acceptance, Inc. Mortgage Pass-Through Certificates, Series 1996-CHL1 (the "Series 1996-CHL1 Trust"), the Series 1996-CHL1 Trustee distributed to holders of the Series 1996-CHL1 Trust's Class A, Class B-IO and Class R Certificates (the "Series 1996-CHL1 Certificateholders") interest and principal totaling $3,617,489.36 for such Distribution Date. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-CHL1 Trustee distributed to the Series 1996-CHL1 Certificateholders an information statement with respect to the aforementioned distribution of interest and principal. A copy of that statement is annexed hereto as
Exhibit 1.

     As of March 12, 1996, the Registrant amended and restated its By-laws, a copy of which is annexed hereto as Exhibit 2.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. Greenwich Capital Acceptance, Inc. Mortgage Pass-Through Certificates, Series 1996-CHL1, Statement to Certificateholders dated October 25, 1996.

     2.   Greenwich Capital Acceptance, Inc. By-laws, restated as of
          March 12, 1996.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GREENWICH CAPITAL ACCEPTANCE, INC.



                           By:  /s/ Brian D. Bernard
                               -------------------------
                                 Brian D. Bernard
                                 Vice President



Dated:  November 8, 1996



                                Exhibit Index
                                -------------
Exhibit                                                               Page
-------                                                               ----

1.   Greenwich Capital Acceptance, Inc. Mortgage
     Pass-Through Certificates, Series 1996-CHL1,
     Statement to Certificateholders dated October
     25, 1996.                                                           6

2.   Greenwich Capital Acceptance, Inc. By-laws,
     restated as of March 12, 1996.                                      9